SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest April 22, 1997 event reported):

                            Hudson Hotels Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           New York                33-26780-NY                 16-1312167
--------------------------------------------------------------------------------
 (State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)               Number)              Identification No.)

One Airport Way, Suite 200, Rochester, New  York                    14624
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (716)-436-6000


--------------------------------------------------------------------------------
        (Former Name or Founder Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountants.

On April 22, 1997, the Board of Directors of the Company, upon the recommendation of the Audit Committee, directed management to designate Coopers & Lybrand, LLP for appointment as the Company's principal accountants to audit the Company's financial statements, pursuant to the Company's Proxy Statement to its shareholders, dated April 25, 1997 and relating to the Company's annual meeting to be held May 29, 1997. This designation followed the solicitation of proposals for accounting services by the Company from several accounting firms, and the review of those proposals and the accompanying presentations. In connection with this designation, the Company's existing accountants, Bonadio & Co., LLP, were dismissed.

(a)(1)(i) The Company's former accountants, Bonadio & Co., LLP, were dismissed effective April 22, 1997.

          (ii) Bonadio & Co., LLP's reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was either such opinion modified as to uncertainty, audit scope, or accounting principles.

          (iii) The decision to change accounts was adopted by the Audit Committee of the Board of Directors and by the full Board.

          (iv) There were no disagreements with Bonadio & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(a)(2) It is anticipated that Coopers & Lybrand, LLP will be engaged to serve as the Company's principal accountants to audit its financial statements at the Company's annual meeting, to be held on May 29, 1997. In connection with its solicitation for proposals the Company did not consult with the new accountants regarding either (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any disagreements with the Company's prior accountants.

(a)(3) Attached hereto as Exhibit 16 is a letter from Bonadio & Co., LLP regarding the change in the Company's certifying accountants.

Item 7. Exhibits

          16. Letter from Bonadio & Co., LLP regarding change in certifying accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Hudson Hotels Corporation
                                        ----------------------------------------
                                                     (Registrant)

Date: April 28, 1997                              /s/ Taras Kolcio
                                        ----------------------------------------
                                         Taras Kolcio, Chief Financial Officer